Madison Funds | September 30, 2021

Covered Call & Equity Strategy Fund Portfolio of Investments (unaudited)

	Shares	Value (Note 1,2)
COMMON STOCKS - 80.7%
Communication Services - 9.2%
Comcast Corp., Class A (A)	111,500	$ 6,236,195
Lumen Technologies, Inc.	249,000	3,085,110
T-Mobile U.S., Inc. * (A)	42,000	5,365,920
		14,687,225
Consumer Discretionary - 7.6%
Las Vegas Sands Corp. * (A)	124,000	4,538,400
Nordstrom, Inc. * (A)	113,000	2,988,850
TJX Cos., Inc. (A)	70,000	4,618,600
		12,145,850
Consumer Staples - 8.5%
Archer-Daniels-Midland Co. (A)	55,000	3,300,550
Constellation Brands, Inc., Class A (A)	18,700	3,939,903
JM Smucker Co. (A)	31,700	3,804,951
PepsiCo, Inc. (A)	16,100	2,421,601
		13,467,005
Energy - 10.6%
APA Corp.	95,300	2,042,279
Baker Hughes Co.	171,000	4,228,830
EOG Resources, Inc. (A)	48,000	3,852,960
Range Resources Corp. * (A)	242,000	5,476,460
Transocean Ltd. *	345,000	1,307,550
		16,908,079
Financials - 6.2%
Aflac, Inc. (A)	46,000	2,397,980
BlackRock, Inc. (A)	2,800	2,348,248
Intercontinental Exchange, Inc. (A)	15,000	1,722,300
JPMorgan Chase & Co. (A)	21,000	3,437,490
		9,906,018
Health Care - 13.0%
Abbott Laboratories (A)	21,000	2,480,730
Baxter International, Inc. (A)	67,000	5,388,810
CVS Health Corp. (A)	70,800	6,008,088
Gilead Sciences, Inc. (A)	70,100	4,896,485
Stryker Corp. (A)	7,000	1,846,040
		20,620,153
Industrials - 7.0%
3M Co. (A)	12,500	2,192,750
FedEx Corp. (A)	11,000	2,412,190
Honeywell International, Inc. (A)	22,700	4,818,756
Jacobs Engineering Group, Inc. (A)	13,000	1,722,890
		11,146,586
Information Technology - 8.4%
Fiserv, Inc. * (A)	50,000	5,425,000

See accompanying Notes to Portfolios of Investments.

Madison Funds | September 30, 2021

Covered Call & Equity Strategy Fund Portfolio of Investments (unaudited)

PayPal Holdings, Inc. * (A)	18,000	4,683,780
Visa, Inc., Class A (A)	14,500	3,229,875
		13,338,655
Materials - 6.2%
Alcoa Corp. * (A)	66,500	3,254,510
Barrick Gold Corp.	236,000	4,259,800
Freeport-McMoRan, Inc. (A)	73,000	2,374,690
		9,889,000
Utilities - 4.0%
AES Corp. (A)	171,000	3,903,930
NextEra Energy, Inc. (A)	31,500	2,473,380
		6,377,310
Total Common Stocks ( Cost $146,400,840 )		128,485,881
EXCHANGE TRADED FUNDS - 2.0%
VanEck Gold Miners ETF (A)	110,000	3,241,700
Total Exchange Traded Funds ( Cost $4,301,041 )		3,241,700
SHORT-TERM INVESTMENTS - 22.6%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (B)	36,105,329	36,105,329
Total Short-Term Investments ( Cost $36,105,329 )		36,105,329
TOTAL PUT OPTIONS PURCHASED - 1.8% ( Cost $1,484,966 )		2,793,750
TOTAL INVESTMENTS - 107.1% ( Cost $188,292,176 )		170,626,660
TOTAL CALL & PUT OPTIONS WRITTEN - (2.6%)		(4,173,296)
NET OTHER ASSETS AND LIABILITIES - (4.5%)		(7,196,255)
TOTAL NET ASSETS - 100.0%		$159,257,109

*	Non-income producing.
(A)	All or a portion of these securities' positions, with a value of $116,804,012, represent covers (directly or through conversion rights) for outstanding options written.
(B)	7-day yield.

ETF	Exchange Traded Fund.
Purchased Option Contracts Outstanding at September 30, 2021
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums Paid	Unrealized Appreciation (Depreciation)

Put Option Purchased
S&P 500 Index	$4,400.00	10/15/21	250	$ 110,000,000	$2,793,750	$1,484,966	$1,308,784

Total Put Options Purchased					$2,793,750	$1,484,966	$1,308,784

See accompanying Notes to Portfolios of Investments.

Madison Funds | September 30, 2021

Covered Call & Equity Strategy Fund Portfolio of Investments (unaudited)

Written Option Contracts Outstanding at September 30, 2021
Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Fair Value	Premiums (Received)	Unrealized Appreciation (Depreciation)

Call Options Written
3M Co.	$200.00	10/15/21	(125)	$ (2,500,000)	$(1,875)	$(34,566)	$32,691
Abbott Laboratories	125.00	11/19/21	(210)	(2,625,000)	(29,715)	(32,295)	2,580
AES Corp.	25.00	1/21/22	(855)	(2,137,500)	(49,163)	(71,920)	22,757
Aflac, Inc.	55.00	11/19/21	(460)	(2,530,000)	(32,200)	(46,786)	14,586
Alcoa Corp.	40.00	10/15/21	(665)	(2,660,000)	(620,113)	(158,433)	(461,680)
Archer-Daniels-Midland Co.	65.00	12/17/21	(170)	(1,105,000)	(16,575)	(27,024)	10,449
Archer-Daniels-Midland Co.	65.00	1/21/22	(380)	(2,470,000)	(52,250)	(50,592)	(1,658)
Baxter International, Inc.	80.00	11/19/21	(280)	(2,240,000)	(85,400)	(40,311)	(45,089)
Baxter International, Inc.	85.00	11/19/21	(86)	(731,000)	(10,535)	(15,821)	5,286
Baxter International, Inc.	85.00	1/21/22	(304)	(2,584,000)	(65,360)	(71,126)	5,766
BlackRock, Inc.	870.00	10/15/21	(28)	(2,436,000)	(24,780)	(49,525)	24,745
Comcast Corp.	58.00	10/15/21	(500)	(2,900,000)	(16,250)	(46,494)	30,244
Comcast Corp.	60.00	10/15/21	(315)	(1,890,000)	(3,622)	(46,294)	42,672
Comcast Corp.	57.50	11/19/21	(300)	(1,725,000)	(42,150)	(40,208)	(1,942)
Constellation Brands, Inc.	225.00	10/15/21	(107)	(2,407,500)	(10,165)	(45,899)	35,734
Constellation Brands, Inc.	220.00	10/15/21	(80)	(1,760,000)	(14,800)	(25,754)	10,954
CVS Health Corp.	90.00	11/19/21	(708)	(6,372,000)	(78,942)	(135,184)	56,242
EOG Resources, Inc.	79.00	10/15/21	(480)	(3,792,000)	(163,200)	(70,986)	(92,214)
FedEx Corp.	250.00	11/19/21	(65)	(1,625,000)	(6,370)	(22,732)	16,362
Fiserv, Inc.	120.00	10/15/21	(150)	(1,800,000)	(1,650)	(25,187)	23,537
Fiserv, Inc.	125.00	10/15/21	(350)	(4,375,000)	(4,550)	(58,405)	53,855
Freeport-McMoRan, Inc.	35.00	10/15/21	(730)	(2,555,000)	(32,850)	(91,235)	58,385
Gilead Sciences, Inc.	75.00	11/19/21	(323)	(2,422,500)	(31,492)	(56,608)	25,116
Gilead Sciences, Inc.	75.00	1/21/22	(378)	(2,835,000)	(58,590)	(76,222)	17,632
Honeywell International, Inc.	230.00	12/17/21	(227)	(5,221,000)	(49,600)	(92,940)	43,340
Intercontinental Exchange, Inc.	120.00	11/19/21	(150)	(1,800,000)	(23,250)	(31,019)	7,769
Jacobs Engineering Group, Inc.	130.00	10/15/21	(130)	(1,690,000)	(70,200)	(35,210)	(34,990)
JM Smucker Co.	130.00	1/21/22	(317)	(4,121,000)	(62,608)	(85,485)	22,877
JPMorgan Chase & Co.	160.00	10/15/21	(95)	(1,520,000)	(53,438)	(29,510)	(23,928)
JPMorgan Chase & Co.	165.00	10/15/21	(115)	(1,897,500)	(32,085)	(26,426)	(5,659)
Las Vegas Sands Corp.	40.00	11/19/21	(620)	(2,480,000)	(82,460)	(104,760)	22,300
Las Vegas Sands Corp.	50.00	11/19/21	(445)	(2,225,000)	(5,562)	(58,983)	53,421
NextEra Energy, Inc.	80.00	12/17/21	(315)	(2,520,000)	(80,325)	(72,124)	(8,201)
Nordstrom, Inc.	32.50	1/21/22	(750)	(2,437,500)	(88,875)	(142,108)	53,233
PayPal Holdings, Inc.	290.00	10/15/21	(146)	(4,234,000)	(4,088)	(93,295)	89,207
PayPal Holdings, Inc.	290.00	12/17/21	(34)	(986,000)	(15,385)	(16,285)	900
PepsiCo, Inc.	160.00	11/19/21	(161)	(2,576,000)	(15,456)	(27,540)	12,084
Range Resources Corp.	20.00	12/17/21	(1,210)	(2,420,000)	(514,250)	(211,199)	(303,051)
Range Resources Corp.	20.00	1/21/22	(1,210)	(2,420,000)	(577,775)	(207,645)	(370,130)
Stryker Corp.	280.00	10/15/21	(70)	(1,960,000)	(6,125)	(19,019)	12,894
T-Mobile U.S., Inc.	150.00	10/15/21	(200)	(3,000,000)	—	(32,193)	32,193
T-Mobile U.S., Inc.	135.00	11/19/21	(220)	(2,970,000)	(48,840)	(49,660)	820
TJX Cos., Inc.	70.00	10/15/21	(350)	(2,450,000)	(8,225)	(48,572)	40,347
TJX Cos., Inc.	72.50	11/19/21	(350)	(2,537,500)	(19,600)	(58,802)	39,202
VanEck Gold Miners ETF	33.00	11/19/21	(550)	(1,815,000)	(19,525)	(24,182)	4,657
VISA, Inc.	240.00	10/15/21	(145)	(3,480,000)	(4,277)	(51,313)	47,036
Total Call Options Written					$(3,234,546)	$(2,857,877)	$(376,669)

See accompanying Notes to Portfolios of Investments.

Madison Funds | September 30, 2021

Covered Call & Equity Strategy Fund Portfolio of Investments (unaudited)

Put Options Written

S&P 500 Index	$4,200.00	10/15/21	(250)	$ (105,000,000)	$(938,750)	$(796,950)	$(141,800)

Total Options Written, at Value					$(4,173,296)	$(3,654,827)	$(518,469)

See accompanying Notes to Portfolios of Investments.

Madison Covered Call & Equity Strategy Fund | September 30, 2021

Notes to Financial Statements (unaudited)

1. Portfolio Valuation: Madison Covered Call & Equity Strategy Fund (the "Fund") values securities traded on a national securities exchange are valued at their closing sale price, except for securities traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), which are valued at the NASDAQ official closing price ("NOCP"). If no sale occurs, equities traded on a U.S. exchange or on NASDAQ are valued at the bid price. Options are valued at the mean between the best bid and best ask price across all option exchanges. Debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Debt securities having longer maturities are valued on the basis of the last available bid prices or current market quotations provided by dealers or pricing services approved by the Fund. Mutual funds are valued at their net asset value ("NAV"). Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures approved by the Board of Trustees.

At times, the Fund maintains cash balances at financial institutions in excess of federally insured limits. The Fund monitors this credit risk and has not experienced any losses related to this risk.

2. Fair Value Measurements: The Fund has adopted Financial Accounting Standards Board (the "FASB") applicable guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data "inputs" and minimize the use of unobservable "inputs" and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•Level 1 - unadjusted quoted prices in active markets for identical investments

•Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data, etc.)

•Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value for the period ended September 30, 2021, maximized the use of observable inputs and minimized the use of unobservable inputs.

There were no transfers between classification levels during the period ended September 30, 2021. As of and during the period ended September 30, 2021, the Fund did not hold securities deemed as Level 3 securities.

The following is a summary of the inputs used as of September 30, 2021, in valuing the Fund's investments carried at fair value:

Description	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/21
Assets:1
Common Stocks	$128,485,881	$-	$-	$128,485,881
Exchange Traded Funds	3,241,700	-	-	3,241,700
Short-Term Investments	36,105,329	-	-	36,105,329
Options Purchased	2,793,750	-	-	2,793,750
	$170,626,660	$-	$-	$170,626,660
Liabilities:[1]
Options Written	$(4,173,296)	$-	$-	$(4,173,296)

[1] Please see the Portfolio of Investments for a listing of all securities within each category.

Derivatives: The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund's financial position, and results of operations.

The following table presents the types of derivatives in the Fund and their effect:

Madison Covered Call & Equity Strategy Fund | September 30, 2021

Notes to Financial Statements (unaudited)

	Asset Derivatives		Liability Derivatives
Fund	Derivatives not accounted for as hedging instruments	Fair Value	Derivatives not accounted for as hedging instruments	Fair Value
Covered Call & Equity Income	Equity contracts, options purchased	$ 2,793,750	Equity contracts, options written	$ (4,173,296)
3. Federal Income Tax Information: At September 30, 2021, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities, as computed on a federal income tax basis for the Fund was as follows:

Cost	$188,292,176
Gross appreciation	2,876,422
Gross depreciation	(20,541,938)
Net depreciation	$(17,665,516)
4. Securities Lending: The Board of Trustees has authorized the Fund to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Fund's securities lending policies and procedures. Under the terms of the Agreement, and subject to the policies and procedures, the Fund may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S.government securities, initially equal to at least 102% of the value of the domestic securities and 105% of non-domestic securities, based upon the prior days market value for securities loaned. The loaned securities and collateral are marked to market daily to maintain collateral at 102% of the total loaned portfolio. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Fund could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The Fund does not have a master netting agreement.

Cash collateral received for securities on loan are reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is invested in U.S. treasuries or government securities. As of September 30, 2021, the Fund did not have any securities on loan to brokers/dealers.

5. Discussion of Risks:
Equity Risk: The value of the securities held by the Fund may decline due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.
Derivatives Risk: The risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations.
Option Risk: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise. While the Fund's potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.
Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risks, as well as lower market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.
Mid-Cap Company Risk: Mid-Cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Madison Covered Call & Equity Strategy Fund | September 30, 2021

Notes to Financial Statements (unaudited)

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the SEC, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund's capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder's tax basis in the common shares (generally, the amount paid for the common shares). In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.
Financial Leverage Risk: The Fund is authorized to utilize leverage through the issuance of preferred shares and/ or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund's return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of the NAV and market price of, and dividends on, the common shares than a comparable portfolio without leverage.
Recent Market Events: U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including the impact of the coronavirus (COVID-19) global pandemic, which has resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors and reduced consumer spending. The effects of COVID-19 may lead to a substantial economic downturn or recession in the U.S. and global economies, the recovery from which is uncertain and may last for an extended period of time. Uncertainties regarding interest rates, political events, rising government debt in the U.S. and trade tensions have also contributed to market volatility. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. In particular, a rise in protectionist trade policies, slowing global economic growth, risks associated with epidemic and pandemic diseases, risks associated with the United Kingdom’s departure from the European Union, the risk of trade disputes, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the funds and their shareholders.
Industry Concentration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.
Cybersecurity Risk: The Fund is also subject to cybersecurity risk, which includes the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the Fund, the Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The Fund, its shareholders, and the Adviser could be negatively impacted as a result of a cybersecurity breach. The Fund cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the Fund.
Additional Risks: While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the Fund, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the Fund.

6. Impacts of COVID-19:
The global outbreak of COVID-19 has disrupted financial markets and the prolonged economic impact is uncertain. The performance of the Funds' investments depends on future developments, including the duration and spread of the outbreak and the creation, distribution and efficacy of a vaccine. Events related to COVID-19 may result in further global economic disruption and market volatility which in turn may impact the value of the Fund's investments.